United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 7, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19500 Rancho Way, Suite 116
British Virgin Islands	Rancho Dominguez, CA 90220 USA

(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

UTi Worldwide Inc.

Current Report on Form 8-K
December 7, 2004

Item 8.01. Other Events.

Pursuant to Item 8.01, Other Events, of this Current Report on Form 8-K, UTi Worldwide Inc. is filing its unaudited interim consolidated financial results as of October 31, 2004 and for the three and nine months ended October 31, 2004. A copy of such results is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Interim consolidated financial results for the three and nine-months ended October 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: December 7, 2004	By:	/s/ Roger I. MacFarlane
Roger I. MacFarlane
Chief Executive Officer